EXHIBIT 10.4

TA INDIGO HOLDING CORPORATION

2007 Stock Option and Grant Plan

  SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the TA Indigo Holding Corporation 2007 Stock Option and Grant Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including prospective employees, but conditioned on their employment, and consultants) of TA Indigo Holding Corporation, a Delaware corporation (including any successor entity, the “Company”) and any Subsidiary, upon whose judgment, initiative and efforts the Company and its Subsidiaries largely depend for the successful conduct of their businesses, to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company and its Subsidiaries.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain the definition of “Cause,” it should have the meaning as determined in good faith by the Board.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee referred to in Section 2.

“Deferral Period” means, with respect to a Restricted Stock Unit, the period of time between the date of grant thereof and the date on which such Restricted Stock Unit is due to be settled in accordance with its terms.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth at the end of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code.  If the Stock is admitted to quotation on a national securities exchange, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Stock shall be publicly held.

“NASDAQ” means the NASDAQ Stock Market LLC.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means an Award granted pursuant to Section 6 entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant, which purchase price shall be payable in cash or other form of consideration (which may be zero) acceptable to the Committee.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or stock as determined by the Committee, pursuant to Section 8.

 “Sale Event” shall mean and include any of the following: (a) consummation of a merger or consolidation of the Company with or into any other corporation or other entity in which holders of the Company’s voting securities immediately prior to such merger or consolidation will not, directly or indirectly, continue to hold at least a majority of the outstanding voting securities of the Company; (b) a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company’s and its Subsidiaries’ assets on a consolidated basis to an unrelated person or entity; or (c) the sale, exchange or transfer by the Company’s stockholders of voting control, in a single transaction or series of related transactions, other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the voting securities outstanding increases the proportionate voting power represented by the voting securities owned by any such person or group of persons to fifty percent (50%) or more of the combined voting power of such voting securities.

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“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stockholders Agreement” means the Stockholders Agreement dated as of June __, 2007, by and among the Company and the parties thereto.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a fifty percent (50%) interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Unrestricted Stock Award” means an Award of shares of Stock free of any vesting restrictions granted pursuant to Section 7.

  SECTION 2.  ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)           Administration of Plan.  The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised, except as contemplated by Section 2(c), of not less than two (2) non-employee Directors, at least one of which is a TA Investor Nominee (as such term is defined in the Stockholders Agreement) and at least one of which is a Rho Investor Nominee (as such term is defined in the Stockholders Agreement).  All references herein to the Committee shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee or committees of the Board, as applicable).

(b)           Powers of Committee.  The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)           to select the individuals to whom Awards may from time to time be granted;

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(ii)           to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)           to determine the number of shares of Stock to be covered by any Award and, subject to the provisions of Section 5(a)(i) below, the price, exercise price, conversion ratio or other price relating thereto;

(iv)           to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)           to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)           to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

(vii)           subject to any restrictions applicable to Incentive Stock Options, to extend at any time the period in which Stock Options may be exercised; and

(viii)          at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c)           Delegation of Authority to Grant Options.  Subject to applicable law, the Committee, in its discretion, may delegate to the chief executive officer or president of the Company to designate officers or employees to be recipients of Options, and to determine the number of such Options to be received by such officers or employees; provided, however, that the resolution so authorizing the chief executive officer or president shall specify the total number of Options the chief executive officer or president may so award and may not delegate to the chief executive officer or president the authority to set the strike price or the vesting terms of such Options.  Any such delegation by the Committee shall also provide that the chief executive officer or president may not grant awards to himself or herself (or other members of senior management) or any of his, her or their family members or affiliates without the approval of the Board.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

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(d)           Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award, the provisions applicable in the event employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

(e)           Indemnification.  Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)           Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

(g)           Deferral Arrangement.  The Committee may establish rules and procedures, consistent with Section 409A, setting forth the circumstances under which the distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals.

  SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a)           Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be four million (4,000,000) shares, subject to adjustment as provided in Section 3(b); provided however, that the authorized Plan amount shall be automatically increased by such number of shares equal to the shares underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, or otherwise terminated under the TA Indigo Holding Corporation 2007 Restricted Preferred Stock Plan (but not in excess of 2,033,320 shares), with such increase taking place upon each termination. For purposes of this limitation, the shares of Stock underlying any Awards issued under the Plan that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

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(b)           Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), or, in the event of an extraordinary cash dividend or similar distribution paid in respect of securities of the Company, the Committee shall make an appropriate and equitable or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) if applicable, the number of Stock Options that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable.  Notwithstanding the foregoing, no adjustment shall be made under this Section 3(b) if the Committee determines that such action could cause any Award to fail to satisfy the conditions of any applicable exception from the requirements of Section 409A or otherwise could subject the grantee to the additional tax imposed under Section 409A in respect of an outstanding Award or constitute a modification, extension or renewal of an Incentive Stock Option within the meaning of Section 424(h) of the Code.  The adjustment by the Committee shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c)           Mergers and Other Transactions.  Upon consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation by the successor entity of Awards theretofore granted (an “Assumed Award”), or the substitution of such Awards with new awards of the successor entity or parent thereof (a “Substituted Award”), with an equitable or proportionate adjustment  as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In connection with any Sale Event in which all of the consideration is cash, the parties to any such Sale Event may also provide that some or all outstanding Awards that would otherwise not be fully vested and exercisable in full after giving effect to the Sale Event will be converted (a “Converted Award”) into the right to receive the consideration payable to holders of Stock in the Sale Event (net of the applicable exercise price), subject to any remaining vesting provisions relating to such Awards and the other terms and conditions of the Sale Event (such as indemnification obligations and purchase price adjustments) to the extent provided by the parties regarding the effect on Converted Awards of termination of employment following a Sale Event.  Terms relating to vesting, if any, in connection with a Sale Event shall be as determined by the Board and as specified in the relevant Award Agreement.

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(d)           Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and similar stock based awards held by employees, directors or other key persons (including prospective employees, but conditioned on their employment, and consultants) of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

  SECTION 4.    ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors and key persons (including prospective employees, but conditioned on their employment, and consultants) of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that an Incentive Stock Option may be granted only to a person who, at the time the Incentive Stock Option is granted, is an employee of the Company or any Subsidiary.

  SECTION 5.    STOCK OPTIONS

Any Stock Option granted under the Plan shall be pursuant to a Stock Option Award Agreement which shall be in such form as the Committee may from time to time approve.  Option Award Agreements need not be identical.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

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No Incentive Stock Option shall be granted under the Plan after the date which is ten (10) years from the date the Plan is approved by the Board.

(a)           Terms of Stock Options.  The Committee in its discretion may grant Stock Options to eligible employees and key persons (including prospective employees, but conditioned on their employment, and consultants) of the Company or any Subsidiary.  Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.  If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Committee may establish.

(i)           Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant in the case of an Incentive Stock Option.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date.

(ii)           Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five (5) years from the date of grant.

(iii)           Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date.  The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.  An optionee shall not be deemed to have acquired any such shares unless and until a Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered a certificate representing the shares to the optionee, and the optionee’s name shall have been entered on the books of the Company as a stockholder.

(iv)           Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Option Award Agreement:

(A)           In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B)           By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law;

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(C)           If the Initial Public Offering has occurred, through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares if originally purchased from the Company shall have been owned by the optionee for at least six (6) months. Such surrendered shares shall be valued at Fair Market Value on the exercise date; and

(D)           If permitted by the Committee, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; and

(E)           If permitted by the Committee, by delivery of a notice of “net exercise” to the Company, pursuant to which the optionee shall receive the number of shares of Stock underlying the Stock Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise.

Payment instruments will be received subject to collection.  No certificates for shares of Stock so purchased will be issued to optionee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the shares for the optionee’s own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate representing the shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option.  The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws.  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(b)           Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and any Subsidiary become exercisable for the first time by an optionee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000).  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

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(c)           Non-Transferability of Options.  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity.  Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

  SECTION 6.    RESTRICTED STOCK AWARDS

(a)           Nature of Restricted Stock Awards.   The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award Agreement.  The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees, all of whom must be eligible persons under Section 4 hereof.

(b)           Rights as a Stockholder.  Upon execution of the Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Shares of Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Restricted Stock Award Agreement.  Except as otherwise provided for in any agreement or waiver letter, the grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c)           Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement.  Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company or any Subsidiary terminates, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant instrument, to repurchase some or all of the shares of Stock subject to the Award at such purchase price as is set forth in the Restricted Stock Award Agreement.

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(d)           Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Award Agreement.

  SECTION 7.    UNRESTRICTED STOCK AWARDS

(a)           Grant or Sale of Unrestricted Stock.  The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

(b)           Elections to Receive Unrestricted Stock In Lieu of Compensation.  Upon the request of an eligible person under Section 4 hereof and with the consent of the Committee, each such grantee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such grantee in the form of shares of Unrestricted Stock either currently or on a deferred basis.

(c)           Restrictions on Transfers.  The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

  SECTION 8.    RESTRICTED STOCK UNITS

(a)           Nature of Restricted Stock Units.   The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of Restricted Stock Unit(s) is contingent on the grantee executing the Restricted Stock Unit Award Agreement.  The terms and conditions of each such Award Agreement shall be determined by the Committee, shall be consistent with Section 409A, and such terms and conditions may differ among individual Awards and grantees.  At the end of the Deferral Period applicable to any Restricted Stock Unit, such Restricted Stock Unit(s), to the extent vested, shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement.

(b)           Election to Receive Restricted Stock Units in Lieu of Compensation.  The Committee may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Restricted Stock Unit.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with Section 409A and such other rules and procedures established by the Committee.  Upon any such election, any such future cash compensation shall be converted to a fixed number of Restricted Stock Unit(s) based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred through conversion into the Restricted Stock Unit(s). The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate.

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(c)           Rights as a Stockholder.  A grantee shall have the rights of a stockholder only as to shares of Stock, if any, acquired upon settlement of a Restricted Stock Unit. A grantee shall not be deemed to have acquired any such shares unless and until a Restricted Stock Unit shall have been settled in Stock pursuant to the terms hereof, the Company shall have issued and delivered a certificate representing the shares to the grantee, and the grantee’s name shall have been entered in the books of the Company as a stockholder.

(d)           Termination.  Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and any Subsidiary for any reason.

  SECTION 9.    TAX WITHHOLDING

(a)           Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b)           Payment in Stock.  Subject to approval by the Committee, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

  SECTION 10.    ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED   DEFERRED COMPENSATION UNDER SECTION 409A.

In the event any Stock Option under the Plan is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

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(a)           Exercise and Distribution.  Except as provided in Section 10(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i)           Specified Time.  A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

(ii)           Separation from Service.  Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “specified employee” (as defined in Treasury Regulation 1.409A-1(i)) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 10(a)(ii) may not be made before the date that is six (6) months after the date of separation from service.

(iii)           Death.  The date of death of the 409A Award grantee.

(iv)           Disability.  The date the 409A Award grantee becomes disabled (within the meaning of Section 10(c)(ii) hereof).

(v)           Unforeseeable Emergency.  The occurrence of an unforeseeable emergency (within the meaning of Section 10(c)(iii) hereof), provided that the net value (after payment of the exercise price) of the number of shares of Stock that are issued does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship), or by the cessation of deferrals under the Plan.

(vi)           Change in Control Event.  The occurrence of a Change in Control Event (within the meaning of Section 10(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting (but not payment except in connection with Plan termination)of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within twelve (12) months of the Change in Control Event.

(b)           No Acceleration.  A 409A Award may not be accelerated or exercised prior to the time specified in Section 10(a) hereof, except in the case of one of the following events:

(i)           Domestic Relations Order.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(ii)           Conflicts of Interest.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

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(iii)           Change in Control Event.  The Committee may exercise the discretionary right to accelerate the vesting (but not payment except in connection with Plan termination)of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within twelve (12) months of the Change in Control Event and cancel the 409A Award for compensation.

(c)           Definitions.  Solely for purposes of this Section 10 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i)           “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 1.409A-3(g) of the final regulations promulgated under Section 409A by the Department of the Treasury on April 17, 2007 or any subsequent guidance).

(ii)           “Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

(iii)           “Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, the grantee’s beneficiary, or a dependent (as defined in Section 152 of the Code without regard to Section 152(b)(1), (b)2), and (d)(1)(B)) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

  SECTION 11.    TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)           a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)           an approved leave of absence for military service, sickness or disability, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

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  SECTION 12.    AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or a reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, provided that such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan for the purpose of satisfying changes in law or for any other lawful purpose), but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants.  To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c).

  SECTION 13.    STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

  SECTION 14.    GENERAL PROVISIONS

(a)           No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.  No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied.  The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)           Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.

(c)           Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

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(d)           Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to such Company’s insider-trading-policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e)           Loans to Award Recipients.  The Company shall have the authority, to the extent permitted by law, to make loans to recipients of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

(f)           Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment of stock under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(g)           Legend.  Any certificate(s) representing the Issued Shares shall carry substantially the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in the TA Indigo Holding Corporation 2007 Stock Option and Grant Plan and any agreement entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

  SECTION 15.    EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.  Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

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  SECTION 16.    GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY THE BOARD OF DIRECTORS:	June 15, 2007

DATE APPROVED BY THE STOCKHOLDERS:	June 15, 2007

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INTRALINKS HOLDINGS, INC.

FIRST AMENDMENT TO 2007 STOCK OPTION AND GRANT PLAN

March 8, 2010

In accordance with Section 12 of the TA Indigo Holding Corporation 2007 Stock Option and Grant Plan (the “Plan”), the Plan is hereby amended as follows:

1.           The first paragraph of Section 1 is hereby deleted in its entirety and replaced with the following:

“The name of the plan is the IntraLinks Holdings, Inc. 2007 Stock Option and Grant Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including prospective employees, but conditioned on their employment, and consultants) of IntraLinks Holdings, Inc., (f/k/a TA Indigo Holding Corporation), a Delaware corporation (including any successor entity, the “Company”) and any Subsidiary, upon whose judgment, initiative and efforts the Company and its Subsidiaries largely depend for the successful conduct of their businesses, to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company and its Subsidiaries.”

2.           The first sentence of Section 3(a) is hereby deleted in its entirety and replaced with the following:

“Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be eight million (8,000,000) shares, subject to adjustment as provided in Section 3(b); provided however, that the authorized Plan amount shall be automatically increased by such number of shares equal to the shares underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, or otherwise terminated under the TA Indigo Holding Corporation 2007 Restricted Preferred Stock Plan (but not in excess of 2,033,320 shares), with such increase taking place upon each termination.”

This First Amendment (this “Amendment”) to the Plan constitutes an integral part of the Plan.  For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Plan, as the Plan shall be in effect on the date hereof after giving effect to the Amendment.

This Amendment is executed pursuant to Section 12 of the Plan and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with all of the terms and provisions of the Plan, including Section 12 thereof.  Except as expressly amended or waived by the terms of this Amendment, the terms and conditions of the Plan shall remain unamended and unwaived.  The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment or, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company.

           This Amendment shall be binding upon and inure to the benefit of the Company and its respective successors and assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date first written above.

INTRALINKS HOLDINGS, INC.

By:	/s/ Gary Hirsch

Name:	Gary Hirsch

Title:	Secretary and SVP

Incentive Stock Option Agreement
under the TA Indigo Holding Corporation
2007 Stock Option and Grant Plan

Name of Optionee:		(the “Optionee”)

No. of Option Shares:		Shares of Common Stock

Grant Date:		(the “Grant Date”)

Expiration Date:		(the “Expiration Date”)

Option Exercise Price/Share:	$	(the “Option Exercise Price”)

Pursuant to the TA Indigo Holding Corporation 2007 Stock Option and Grant Plan (the “Plan”), TA Indigo Holding Corporation, a Delaware corporation (together with all successors thereto, the “Company”), hereby grants to the Optionee, who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company indicated above (the “Option Shares,” and such shares once issued shall be referred to as the “Issued Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (this “Agreement”) and in the Plan.  This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).  To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option.

1.            Definitions.  For the purposes of this Agreement, the following terms shall have the following respective meanings.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee or any Permitted Transferee, or (ii) the Optionee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Optionee’s or such Permitted Transferee’s assets, which involuntary petition or assignment or attachment is not discharged within sixty (60) days after its date, and (iii) the Optionee or any Permitted Transferee being subject to a transfer of the Stock Option or the Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Cause” means, in the absence of any employment or similar agreement between an Optionee and the Company or any Subsidiary otherwise defining Cause, dismissal by the Company of the Optionee as a result of (i) the commission of any act by the Optionee constituting financial dishonesty against the Company or any Subsidiary (which act would be chargeable as a crime under applicable law); (ii) the Optionee’s engaging in any other act of fraud, intentional misrepresentation, moral turpitude, illegality or harassment; (iii) unauthorized use or disclosure by an Optionee of any proprietary information or trade secrets of the Company or any other party to whom the Optionee owes an obligation of nondisclosure as a result of his or her relationship with the Company; (iv) the repeated failure by the Optionee to follow the directives of the chief executive officer or president of the Company or any Subsidiary, the Board, or the board of directors or managers of any Subsidiary; or (v) any material misconduct, violation of the Company’s or any Subsidiary’s policies, or willful and deliberate non-performance of duty by the Optionee in connection with the business affairs of the Company or any Subsidiary.  In the event there is an employment or similar agreement between an Optionee and the Company or any Subsidiary otherwise defining Cause, “Cause” shall have the meaning provided in such agreement.

“Permitted Transferees” shall mean any of the following to whom the Optionee may transfer Issued Shares hereunder (as set forth in Section 8):  the Optionee’s spouse, children (natural or adopted), stepchildren, a trust for their sole benefit of which the Optionee is the settlor; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms, or a partnership in which such family members are the only partners.  Upon the death of the Optionee (or a Permitted Transferee to whom shares have been transferred hereunder), the term Permitted Transferees shall also include such deceased Optionee’s (or such deceased Permitted Transferee’s) estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Sale Event” shall mean and include any of the following: (a) consummation of a merger or consolidation of the Company with or into any other corporation or other entity in which holders of the Company’s voting securities immediately prior to such merger or consolidation will not, directly or indirectly, continue to hold at least a majority of the outstanding voting securities of the Company; (b) a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company’s and its Subsidiaries’ assets on a consolidated basis to an unrelated person or entity; or (c) the sale, exchange or transfer by the Company’s stockholders of voting control, in a single transaction or series of related transactions, other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the voting securities outstanding increases the proportionate voting power represented by the voting securities owned by any such person or group of persons to fifty percent (50%) or more of the combined voting power of such voting securities.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a fifty percent (50%) interest, either directly or indirectly.

2.           Vesting, Exercisability and Termination.

(a)           No portion of this Stock Option may be exercised until such portion shall have vested.

(b)           Except as set forth below and in Section 6, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Option Shares on the respective dates indicated below:

Incremental (Aggregate Number) of Option Shares Exercisable	Vesting Date

25%	June 30, 2008
1.78%	Beginning July 31, 2008 and in 42 equal monthly installments thereafter
100%	December 31, 2011

Notwithstanding anything herein to the contrary, but without limitation of Section 6, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event, thereafter remains in effect following such Sale Event as contemplated by Section 6, and within 6 months following a Sale Event the Company and its Subsidiaries or successor entity terminates the employment of the Optionee without Cause, then, as of the date upon which the Optionee’s employment with the Company terminates, this Stock Option shall be deemed vested and exercisable with respect to all Shares that would have been vested under the vesting schedule set forth above had the Optionee’s employment terminated one year after such termination date.

[For senior executives only:] [Notwithstanding anything herein to the contrary, but without limitation of Section 6, if, within twelve months following a Sale Event, the Company, its Subsidiaries or its successor entity, as the case may be, terminates the employment of the Optionee without Cause or materially diminishes the Optionee’s duties, then, as of the date upon which the Optionee’s employment with the Company terminates, or such earlier date of diminution of duties, this Stock Option shall be deemed vested and exercisable with respect to all Shares not previously vested; provided, however, that if this Stock Option is not an Assumed Award, a Substituted Award or a Converted Award in such Sale Event, then immediately prior to such Sale Event (and in any case with a reasonable enough time for the Optionee to exercise this Stock Option prior to such Sale Event), this Stock Option shall be deemed vested and exercisable with respect to one-half of the Shares not previously vested.]

(c)           Termination.  Except as may otherwise be provided by the Committee, if the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below:

(i)           Termination Due to Death. If the Optionee’s employment terminates by reason of such Optionee’s death, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of twelve (12) months from the date of death or until the Expiration Date, if earlier, subject in any event to Section 6.

(ii)           Termination Due to Disability.  If the Optionee’s employment terminates by reason of such Optionee’s disability (as defined in Section 422(c) of the Code), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of six (6) months from the date of death or disability or until the Expiration Date, if earlier, subject in any event to Section 6.

(iii)           Other Termination.  If the Optionee’s employment terminates for any reason other than death or disability, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided, however, if the Optionee’s employment is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees or Permitted Transferees.  Any portion of this Stock Option that is not exercisable on the date of termination of the employment shall terminate immediately and be null and void.

(d)           It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law.  Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Issued Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Issued Shares to him or her, nor within the two-year period beginning on the day after the grant of this Stock Option and further that this Stock Option must be exercised within three (3) months after termination of employment as an employee (or twelve (12) months in the case of death or disability) to qualify as an incentive stock option.  If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Issued Shares within either of these periods, he or she will notify the Company within thirty (30) days after such disposition.  The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes.  Further, to the extent Option Shares and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) vest in any year, such options will not qualify as incentive stock options.

3.            Exercise of Stock Option.

(a)           The Optionee may exercise this Stock Option only in the following manner:  Prior to the Expiration Date (subject to Section 6), the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option is exercisable at the time of such notice.  Such notice shall specify the number of Option Shares to be purchased.  Payment of the purchase price may be made by one or more of the methods described below.  Payment instruments will be received subject to collection.

(i)           in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

(ii)           by the Optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the Optionee for the purpose of enabling or assisting the Optionee to effect the exercise of his or her Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law;

(iii)           if the Initial Public Offering has occurred, then (A) through the delivery (or attestation to ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that have been held by the Optionee for at least six (6) months and are not subject to restrictions under any plan of the Company and in any event with an aggregate Fair Market Value (as of the date of such exercise) equal to the option purchase price, (B)  by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (C) a combination of (i), (ii), (iii)(A) and (iii)(B) above; or

(iv)           in connection with any Sale Event or termination of the Optionee’s employment (other than by the Company for Cause), by delivery of a notice of “net exercise” to the Company, pursuant to which the Optionee shall receive the number of shares of Common Stock underlying the Stock Option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise.

(b)           Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance.  Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Issued Shares to the Optionee, and the Optionee’s name shall have been entered as a stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

(c)           Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

4.            Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

5.            Transferability of Stock Option.  This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution.  The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity).  The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein.  If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

6.            Effect of Certain Transactions.  In the case of a Sale Event, this Stock Option shall terminate upon the effective time of any such Sale Event unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the continuation or assumption of this Stock Option heretofore granted, or the substitution of this Stock Option with a new Stock Option of the successor entity or a parent thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree.  In the event of such termination, the Optionee shall be permitted, for a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all portions of the Stock Option which are then exercisable.

7.            Withholding Taxes.  The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event.  Subject to approval by the Committee, the Optionee may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.  The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

8.            Restrictions on Transfer of Issued Shares.  None of the Issued Shares acquired upon exercise of the Stock Option shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Act”)), and such disposition is in accordance with the terms and conditions of Sections 8 and 9 and such disposition does not cause the Company to become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In connection with any transfer of Issued Shares, the Company may require the transferor to provide at the Optionee’s own expense an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act).  Any attempted disposition of Issued Shares not in accordance with the terms and conditions of Sections 8 and 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Issued Shares.  Subject to the foregoing general provisions, Issued Shares may be transferred pursuant to the following specific terms and conditions:

(a)           Transfers to Permitted Transferees.  The Optionee may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement to the same extent as the Optionee (including, without limitation, the provisions of Sections 8, 9, 11 and 12) and shall have delivered a written acknowledgment to that effect to the Company.

(b)           Transfers Upon Death.  Upon the death of the Optionee, any Issued Shares then held by the Optionee at the time of such death and any Issued Shares acquired thereafter by the Optionee’s legal representative pursuant to this Agreement shall be subject to the provisions of Sections 8, 9, 11 and 12, if applicable, and the Optionee’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

(c)           Company’s Right of First Refusal.  In the event that the Optionee (or any Permitted Transferee holding Issued Shares subject to this Section 8(c)) desires to sell or otherwise transfer all or any part of the Issued Shares, the Optionee (or Permitted Transferee) first shall give written notice to the Company of the Optionee’s (or Permitted Transferee’s) intention to make such transfer.  Such notice shall state the number of Issued Shares which the Optionee (or Permitted Transferee) proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee.  At any time within thirty (30) days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice.  The Company or its assigns shall exercise this right by mailing or delivering written notice to the Optionee (or Permitted Transferee) within the foregoing 30-day period.  If the Company or its assigns elect to exercise its purchase rights under this Section 8(c), the closing for such purchase shall, in any event, take place within forty-five (45) days after the receipt by the Company of the initial notice from the Optionee (or Permitted Transferee).  In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Optionee (or Permitted Transferee) may, within sixty (60) days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Optionee’s (or Permitted Transferee’s) notice.  Any Shares purchased by such proposed transferee shall no longer be subject to the terms of this Agreement.  Any Shares not sold to the proposed transferee shall remain subject to this Agreement.  Notwithstanding the foregoing, the restrictions under this Section 8(c) shall terminate in accordance with Section 13(a).

9.            Company’s Right of Repurchase.

(a)           Right of Repurchase.  The Company shall have the right (the “Repurchase Right”) upon the occurrence of any of the events specified in Section 9(b) below (the “Repurchase Event”) to repurchase from the Optionee (or any Permitted Transferee) some or all (as determined by the Company) of the Issued Shares held or subsequently acquired upon exercise of this Stock Option in accordance with the terms hereof by the Optionee (or any Permitted Transferee) at the price per share specified below.  The Repurchase Right may be exercised by the Company within the later of (i) six (6) months following the date of such event or (ii) seven (7) months after the exercise of this Stock Option (the “Repurchase Period”).  The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Fair Market Value of the shares, determined as provided in Section 9(c).  The Company may assign the Repurchase Right to one or more Persons.  Upon such notification, the Optionee and any Permitted Transferees shall promptly surrender to the Company any certificates representing the Issued Shares being purchased, together with a duly executed stock power for the transfer of such Issued Shares to the Company or the Company’s assignee or assignees.  Upon the Company’s or its assignee’s receipt of the certificates from the Optionee or any Permitted Transferees, the Company or its assignee or assignees shall deliver to him, her or them a check for the Repurchase Price of the Issued Shares being purchased; provided, however, that the Company may pay the Repurchase Price for such shares by offsetting and canceling any indebtedness then owed by the Optionee to the Company.  At such time, the Optionee and/or any holder of the Issued Shares shall deliver to the Company the certificate or certificates representing the Issued Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances.  The Repurchase Right shall terminate in accordance with Section 13(a).

(b)           Company’s Right to Exercise Repurchase Right.  The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i)           the voluntary termination by the Optionee of his or her employment with the Company and its subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement or discharge or resignation for any reason; or

(ii)           termination of the Optionee’s employment with the Company and its subsidiaries for Cause; or

(iii)           the Optionee’s or Permitted Transferee’s Bankruptcy.

(c)           Determination of Fair Market Value.  The fair market value of the Issued Shares shall be, for purposes of this Section 9, determined by the Board as of the date the Board elects to exercise its repurchase rights in connection with a Repurchase Event.  [For senior executives only:] [; provided, however, that if the Optionee or Permitted Transferee, as applicable, disagrees with the Board’s determination of Fair Market Value, the Board shall select and retain an independent appraiser (reasonably acceptable to the Optionee or Permitted Transferee, as applicable) to determine the Fair Market Value, acting reasonably and in good faith, at the Company’s expense; provided, further, however, that if the appraiser determines that Fair Market Value is less than 105% of the amount determined by the Board, the challenging Optionee or Permitted Transferee, as applicable, shall pay the fees and expenses of such appraiser.  The determination of Fair Market Value by the appraiser shall be binding and conclusive on the Company and such Optionee or Permitted Transferee, as applicable.]

10.           Escrow Arrangement.

(a)           Escrow.  In order to carry out the provisions of Sections 8, 9 and 11 of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Optionee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares.  The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement.  In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Optionee and any Permitted Transferee, as the Optionee’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof.  At such time as any Issued Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Optionee, deliver to the Optionee (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 10.

(b)           Remedy.  Without limitation of any other provision of this Agreement or other rights, in the event that the Optionee, any Permitted Transferees or any other person or entity is required to sell the Optionee’s Issued Shares pursuant to the provisions of Section 8, 9 and 11 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for the Optionee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Optionee as provided above.  Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the person or entity who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 8, 9 and 11, such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

11.           Drag Along Right.  In the event the TA Investors and the Rho Investors (as such terms are defined in the Stockholders Agreement) (the “Majority Shareholders”) approve a Sale Event in writing, the Optionee, including any Permitted Transferees, shall be obligated to and shall upon the written request of a Majority Shareholders (subject to Section 6):  (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the third party buyer (the “Buyer”), his or her Issued Shares (including for this purpose all of such Optionee’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of options (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 11.  The obligations under this Section 11 shall terminate in accordance with  Section 13(a).

12.           Lockup Provision.  The Optionee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation pursuant to Rule 144 under the Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s Initial Public Offering or ninety (90) days in the case of any other public offering.

13.           Miscellaneous Provisions.

(a)           Termination.  The Company’s repurchase rights under Section 9, the restrictions on transfer of Issued Shares under Section 8(c) and the Drag Along obligations under Section 11 shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or successor entity) of the same class as the Issued Shares are registered under Section 12 of the Exchange Act and publicly traded on NASDAQ/NMS or any national security exchange.

(b)           Equitable Relief.  The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(c)           Adjustments for Changes in Capital Structure.  If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Section 8 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Issued Shares.

(d)           Change and Modifications.  This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.  This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(e)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(f)           Headings.  The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g)           Saving Clause.  If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h)           Notices.  All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid.  Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i)           Benefit and Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives.  The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j)           Dispute Resolution.  Except as provided below, all disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance hereof or the transactions contemplated hereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor.  The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement.  The arbitration shall be held in New York City, New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

The parties covenant and agree that the arbitration shall commence within one hundred twenty (120) days of the date on which a written demand for arbitration is filed by any party hereto.  In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than fourteen (14) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert, and a summary of the expert’s opinions and the basis for said opinions.  The arbitrator’s decision and award shall be made and delivered within sixty (60) days of the conclusion of the arbitration.  The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein.  The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding.  Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award.  This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.  The provisions of this Section shall be enforceable in any court of competent jurisdiction.

Subject to the second sentence of the immediately preceding paragraph, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration.  The parties will share equally in the fees and expenses charged by J.A.M.S./Endispute, Inc.

Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of New York for the purposes of enforcing the arbitration provisions of this Section.  Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum.  Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given.  Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

(k)           Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

TA INDIGO HOLDING CORPORATION

By:
Name:
Title:

Address:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

[SPOUSE’S CONSENT1
I acknowledge that I have read the
foregoing Incentive Stock Option Agreement
and understand the contents thereof.

____________________________________]

1 A spouse’s consent is required only if the Optionee’s state of residence is one of the following community property states:  Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin (check WI statute).

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

Appendix A

STOCK OPTION EXERCISE NOTICE

TA Indigo Holding Corporation
Attention: Chief Financial Officer
_________________________
_________________________

Pursuant to the terms of my stock option agreement dated __________ (the “Agreement”) under the TA Indigo Holding Corporation 2007 Stock Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Option Shares] _______ option shares.  I have chosen the following form(s) of payment:

☐	1.	Cash
☐	2.	Certified or bank check payable to TA Indigo Holding Corporation
☐	3.	Other (as described in the Agreement (please describe))

In connection with my exercise of the option as set forth above, I hereby represent and warrant to TA Indigo Holding Corporation as follows:

(i)           I am purchasing the option shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)           I have had such an opportunity as I have deemed adequate to obtain from TA Indigo Holding Corporation such information as is necessary to permit me to evaluate the merits and risks of my investment in TA Indigo Holding Corporation and have consulted with my own advisers with respect to my investment in TA Indigo Holding Corporation.

(iii)           I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the option shares and to make an informed investment decision with respect to such purchase.

(iv)           I can afford a complete loss of the value of the option shares and am able to bear the economic risk of holding such option shares for an indefinite period of time.

(v)           I understand that the option shares may not be registered under the Securities Act of 1933 (it being understood that the option shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof).  I further acknowledge that certificates representing option shares will bear restrictive legends reflecting the foregoing.

Sincerely yours,

Name:

Address:

Non-Qualified Stock Option Agreement
under the TA Indigo Holding Corporation
2007 Stock Option and Grant Plan

Name of Optionee:		(the “Optionee”)

No. of Option Shares:		Shares of Common Stock

Grant Date:		(the “Grant Date”)

Expiration Date:		(the “Expiration Date”)

Option Exercise Price/Share:	$	(the “Option Exercise Price”)

Pursuant to the TA Indigo Holding Corporation 2007 Stock Option and Grant Plan (the “Plan”), TA Indigo Holding Corporation, a Delaware corporation (together with all successors thereto, the “Company”), hereby grants to the Optionee, who is an officer, employee, director or other key person (including prospective employees, but conditioned on their employment, and consultants) of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company indicated above (the “Option Shares,” and such shares once issued shall be referred to as the “Issued Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement (this “Agreement”) and in the Plan.  This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

1.            Definitions.  For the purposes of this Agreement, the following terms shall have the following respective meanings.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee or any Permitted Transferee, or (ii) the Optionee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Optionee’s or such Permitted Transferee’s assets, which involuntary petition or assignment or attachment is not discharged within sixty (60) days after its date, and (iii) the Optionee or any Permitted Transferee being subject to a transfer of the Stock Option or the Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Cause” means, in the absence of any employment or similar agreement between an Optionee and the Company or any Subsidiary otherwise defining Cause, dismissal by the Company of the Optionee as a result of (i) the commission of any act by the Optionee constituting financial dishonesty against the Company or any Subsidiary (which act would be chargeable as a crime under applicable law); (ii) the Optionee’s engaging in any other act of fraud, intentional misrepresentation, moral turpitude, illegality or harassment; (iii) unauthorized use or disclosure by an Optionee of any proprietary information or trade secrets of the Company or any other party to whom the Optionee owes an obligation of nondisclosure as a result of his or her relationship with the Company; (iv) the repeated failure by the Optionee to follow the directives of the chief executive officer or president of the Company or any Subsidiary, the Board, or the board of directors or managers of any Subsidiary; or (v) any material misconduct, violation of the Company’s or any Subsidiary’s policies, or willful and deliberate non-performance of duty by the Optionee in connection with the business affairs of the Company or any Subsidiary.  In the event there is an employment or similar agreement between an Optionee and the Company or any Subsidiary otherwise defining Cause, “Cause” shall have the meaning provided in such agreement.

“Permitted Transferees” shall mean any of the following to whom the Optionee may transfer Issued Shares hereunder (as set forth in Section 8):  the Optionee’s spouse, children (natural or adopted), stepchildren, a trust for their sole benefit of which the Optionee is the settlor; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms, or a partnership in which such family members are the only partners.  Upon the death of the Optionee (or a Permitted Transferee to whom shares have been transferred hereunder), the term Permitted Transferees shall also include such deceased Optionee’s (or such deceased Permitted Transferee’s) estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Sale Event” shall mean and include any of the following: (a) consummation of a merger or consolidation of the Company with or into any other corporation or other entity in which holders of the Company’s voting securities immediately prior to such merger or consolidation will not, directly or indirectly, continue to hold at least a majority of the outstanding voting securities of the Company; (b) a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company’s and its Subsidiaries’ assets on a consolidated basis to an unrelated person or entity; or (c) the sale, exchange or transfer by the Company’s stockholders of voting control, in a single transaction or series of related transactions, other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the voting securities outstanding increases the proportionate voting power represented by the voting securities owned by any such person or group of persons to fifty percent (50%) or more of the combined voting power of such voting securities.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a fifty percent (50%) interest, either directly or indirectly.

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2.            Vesting, Exercisability and Termination.

(a)           No portion of this Stock Option may be exercised until such portion shall have vested.

(b)           Except as set forth below and in Section 6, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Option Shares on the respective dates indicated below:

Incremental (Aggregate Number) of Option Shares Exercisable	Vesting Date

25%	June 30, 2008
1.78%	Beginning July 31, 2008 and in 42 equal monthly installments thereafter
100%	December 31, 2011

Notwithstanding anything herein to the contrary, but without limitation of Section 6, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event, thereafter remains in effect following such Sale Event as contemplated by Section 6, and within 6 months following a Sale Event the Company and its Subsidiaries or successor entity terminates the employment of the Optionee without Cause, then, as of the date upon which the Optionee’s employment with the Company terminates, this Stock Option shall be deemed vested and exercisable with respect to all Shares that would have been vested under the vesting schedule set forth above had the Optionee’s employment terminated one year after such termination date.

[For senior executives only:] [Notwithstanding anything herein to the contrary, but without limitation of Section 6, if, within twelve months following a Sale Event, the Company, its Subsidiaries or its successor entity, as the case may be, terminates the employment of the Optionee without Cause or materially diminishes the Optionee’s duties, then, as of the date upon which the Optionee’s employment with the Company terminates, or such earlier date of diminution of duties, this Stock Option shall be deemed vested and exercisable with respect to all Shares not previously vested; provided, however, that if this Stock Option is not an Assumed Award, a Substituted Award or a Converted Award in such Sale Event, then immediately prior to such Sale Event (and in any case with a reasonable enough time for the Optionee to exercise this Stock Option prior to such Sale Event), this Stock Option shall be deemed vested and exercisable with respect to one-half of the Shares not previously vested.]

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(c)           Termination.  Except as may otherwise be provided by the Committee, if the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below:

(i)           Termination Due to Death. If the Optionee’s employment terminates by reason of such Optionee’s death, this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of twelve (12) months from the date of death or until the Expiration Date, if earlier, subject in any event to Section 6.

(ii)           Termination Due to Disability.  If the Optionee’s employment terminates by reason of such Optionee’s disability (as defined in Section 422(c) of the Code), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of six (6) months from the date of death or disability or until the Expiration Date, if earlier, subject in any event to Section 6.

(iii)           Other Termination.  If the Optionee’s employment terminates for any reason other than death or disability, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided, however, if the Optionee’s employment is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.  Any portion of the Stock Option that is not exercisable on the date of termination of the employment shall terminate immediately and be null and void.

3.            Exercise of Stock Option.

(a)           The Optionee may exercise this Stock Option only in the following manner:  Prior to the Expiration Date (subject to Section 6), the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option is exercisable at the time of such notice.  Such notice shall specify the number of Option Shares to be purchased.  Payment of the purchase price may be made by one or more of the methods described below.  Payment instruments will be received subject to collection.

(i)           in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

(ii)           by the Optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the Optionee for the purpose of enabling or assisting the Optionee to effect the exercise of his or her Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law;

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(iii)           if the Company’s Initial Public Offering has occurred, then (A) through the delivery (or attestation to ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that have been held by the Optionee for at least six (6) months and are not subject to restrictions under any plan of the Company and in any event with an aggregate Fair Market Value (as of the date of such exercise) equal to the option purchase price, (B) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (C) a combination of (i), (ii), (iii)(A) and (iii)(B) above; or

(iv)           in connection with any Sale Event or termination of the Optionee’s employment (other than by the Company for Cause), by delivery of a notice of “net exercise” to the Company, pursuant to which the Optionee shall receive the number of shares of Common Stock underlying the Stock Option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise.

(b)           Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance.  Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Issued Shares to the Optionee, and the Optionee’s name shall have been entered as a stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

(c)           Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

4.            Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

5.            Transferability of Stock Option.  This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution; provided, however, that the Stock Option may be transferred to a Permitted Transferee, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this Agreement.  The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity, or a Permitted Transferee to the extent transferred in accordance with this Agreement).  The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein.  If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

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6.            Effect of Certain Transactions.  In the case of a Sale Event, this Stock Option shall terminate upon the effective time of any such Sale Event unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the continuation or assumption of this Stock Option heretofore granted, or the substitution of this Stock Option with a new Stock Option of the successor entity or a parent thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree.  In the event of such termination, the Optionee shall be permitted, for a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all portions of the Stock Option which are then exercisable.

7.            Withholding Taxes.  The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event.  Subject to approval by the Committee, the Optionee may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.  The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

8.            Restrictions on Transfer of Issued Shares.  None of the Issued Shares acquired upon exercise of the Stock Option shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Act”)), and such disposition is in accordance with the terms and conditions of Sections 8 and 9 and such disposition does not cause the Company to become subject to the reporting requirements of the  Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In connection with any transfer of Issued Shares, the Company may require the transferor to provide at the Optionee’s own expense an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act).  Any attempted disposition of Issued Shares not in accordance with the terms and conditions of Sections 8 and 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Issued Shares.  Subject to the foregoing general provisions, Issued Shares may be transferred pursuant to the following specific terms and conditions:

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(a)           Transfers to Permitted Transferees.  The Optionee may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement to the same extent as the Optionee (including, without limitation, the provisions of Sections 8, 9, 11 and 12) and shall have delivered a written acknowledgment to that effect to the Company.

(b)           Transfers Upon Death.  Upon the death of the Optionee, any Issued Shares then held by the Optionee at the time of such death and any Issued Shares acquired thereafter by the Optionee’s legal representative pursuant to this Agreement shall be subject to the provisions of Sections 8, 9, 11 and 12, if applicable, and the Optionee’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

(c)           Company’s Right of First Refusal.  In the event that the Optionee (or any Permitted Transferee holding Issued Shares subject to this Section 8(c)) desires to sell or otherwise transfer all or any part of the Issued Shares, the Optionee (or Permitted Transferee) first shall give written notice to the Company of the Optionee’s (or Permitted Transferee’s) intention to make such transfer.  Such notice shall state the number of Issued Shares which the Optionee (or Permitted Transferee) proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee.  At any time within thirty (30) days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice.  The Company or its assigns shall exercise this right by mailing or delivering written notice to the Optionee (or Permitted Transferee) within the foregoing 30-day period.  If the Company or its assigns elect to exercise its purchase rights under this Section 8(c), the closing for such purchase shall, in any event, take place within forty-five (45) days after the receipt by the Company of the initial notice from the Optionee (or Permitted Transferee).  In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Optionee (or Permitted Transferee) may, within sixty (60) days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Optionee’s (or Permitted Transferee’s) notice.  Any Shares purchased by such proposed transferee shall no longer be subject to the terms of this Agreement.  Any Shares not sold to the proposed transferee shall remain subject to this Agreement.  Notwithstanding the foregoing, the restrictions under this Section 8(c) shall terminate in accordance with Section 13(a).

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9.            Company’s Right of Repurchase.

(a)           Right of Repurchase.  The Company shall have the right (the “Repurchase Right”) upon the occurrence of any of the events specified in Section 9(b) below (the “Repurchase Event”) to repurchase from the Optionee (or any Permitted Transferee) some or all (as determined by the Company) of the Issued Shares held or subsequently acquired upon exercise of this Stock Option in accordance with the terms hereof by the Optionee (or any Permitted Transferee) at the price per share specified below.  The Repurchase Right may be exercised by the Company within the later of (i) six months following the date of such event or (ii) seven months after the exercise of this Stock Option (the “Repurchase Period”).  The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Fair Market Value of the shares, determined as provided in Section 9(c).  The Company may assign the Repurchase Right to one or more Persons.  Upon such notification, the Optionee and any Permitted Transferees shall promptly surrender to the Company any certificates representing the Issued Shares being purchased, together with a duly executed stock power for the transfer of such Issued Shares to the Company or the Company’s assignee or assignees.  Upon the Company’s or its assignee’s receipt of the certificates from the Optionee or any Permitted Transferees, the Company or its assignee or assignees shall deliver to him, her or them a check for the Repurchase Price of the Issued Shares being purchased; provided, however, that the Company may pay the Repurchase Price for such shares by offsetting and canceling any indebtedness then owed by the Optionee to the Company.  At such time, the Optionee and/or any holder of the Issued Shares shall deliver to the Company the certificate or certificates representing the Issued Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances.  The Repurchase Right shall terminate in accordance with Section 13(a).

(b)           Company’s Right to Exercise Repurchase Right.  The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i)           the voluntary termination by the Optionee of his or her employment with the Company and its subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement or discharge or resignation for any reason; or

(ii)           termination of the Optionee’s employment with the Company and its subsidiaries for Cause; or

(iii)           the Optionee’s or Permitted Transferee’s Bankruptcy.

(c)           Determination of Fair Market Value.  The fair market value of the Issued Shares shall be, for purposes of this Section 9, determined by the Board as of the date the Board elects to exercise its repurchase rights in connection with a Repurchase Event.  [For senior executives only:] [; provided, however, that if the Optionee or Permitted Transferee, as applicable, disagrees with the Board’s determination of Fair Market Value, the Board shall select and retain an independent appraiser (reasonably acceptable to the Optionee or Permitted Transferee, as applicable) to determine the Fair Market Value, acting reasonably and in good faith, at the Company’s expense; provided, further, however, that if the appraiser determines that Fair Market Value is less than 105% of the amount determined by the Board, the challenging Optionee or Permitted Transferee, as applicable, shall pay the fees and expenses of such appraiser.  The determination of Fair Market Value by the appraiser shall be binding and conclusive on the Company and such Optionee or Permitted Transferee, as applicable.]

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10.           Escrow Arrangement.

(a)           Escrow.  In order to carry out the provisions of Sections 8, 9 and 11 of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Optionee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares.  The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement.  In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Optionee and any Permitted Transferee, as the Optionee’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof.  At such time as any Issued Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Optionee, deliver to the Optionee (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 10.

(b)           Remedy.  Without limitation of any other provision of this Agreement or other rights, in the event that the Optionee, any Permitted Transferees or any other person or entity is required to sell the Optionee’s Issued Shares pursuant to the provisions of Section 8, 9 and 11 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for the Optionee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Optionee as provided above.  Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the person or entity who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 8, 9 and 11, such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

11.           Drag Along Right.  In the event the TA Investors and the Rho Investors (as such terms are defined in the Stockholders Agreement) (the “Majority Shareholders”) approve a Sale Event in writing, the Optionee, including any Permitted Transferees, shall be obligated to and shall upon the written request of a Majority Shareholders (subject to Section 6):  (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the third party buyer (the “Buyer”), his or her Issued Shares (including for this purpose all of such Optionee’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of options (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 11.  The obligations under this Section 11 shall terminate in accordance with  Section 13(a).

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12.           Lockup Provision.  The Optionee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation pursuant to Rule 144 under the Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s Initial Public Offering or ninety (90) days in the case of any other public offering.

13.           Miscellaneous Provisions.

(a)           Termination.  The Company’s repurchase rights under Section 9, the restrictions on transfer of Issued Shares under Section 8(c) and the Drag Along obligations under Section 11 shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or successor entity) of the same class as the Issued Shares are registered under Section 12 of the Exchange Act and publicly traded on NASDAQ/NMS or any national security exchange.

(b)           Equitable Relief.  The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(c)           Adjustments for Changes in Capital Structure.  If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Section 8 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Issued Shares.

(d)           Change and Modifications.  This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.  This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

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(e)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(f)           Headings.  The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g)           Saving Clause.  If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h)           Notices.  All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid.  Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i)           Benefit and Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives.  The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j)           Dispute Resolution.  Except as provided below, all disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance hereof or the transactions contemplated hereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor.  The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement.  The arbitration shall be held in New York City, New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

The parties covenant and agree that the arbitration shall commence within one hundred twenty (120) days of the date on which a written demand for arbitration is filed by any party hereto.  In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than fourteen (14) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert, and a summary of the expert’s opinions and the basis for said opinions.  The arbitrator’s decision and award shall be made and delivered within sixty (60) days of the conclusion of the arbitration.  The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

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The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein.  The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding.  Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award.  This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.  The provisions of this Section shall be enforceable in any court of competent jurisdiction.

Subject to the second sentence of the immediately preceding paragraph, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration.  The parties will share equally in the fees and expenses charged by J.A.M.S./Endispute, Inc.

Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of New York for the purposes of enforcing the arbitration provisions of this Section.  Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum.  Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given.  Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

(k)           Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

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The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

TA INDIGO HOLDING CORPORATION

By:
Name:
Title:

Address:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

[SPOUSE’S CONSENT1
I acknowledge that I have read the
foregoing Incentive Stock Option Agreement
and understand the contents thereof.

____________________________________]

___________________________
1 A spouse’s consent is required only if the Optionee’s state of residence is one of the following community property states:  Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin (check WI statute).

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DESIGNATED BENEFICIARY:

Beneficiary’s Address:

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Appendix A

STOCK OPTION EXERCISE NOTICE

TA Indigo Holding Corporation
Attention: Chief Financial Officer
_________________________
_________________________

Pursuant to the terms of my stock option agreement dated __________ (the “Agreement”) under the TA Indigo Holding Corporation 2007 Stock Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Option Shares] _______ option shares.  I have chosen the following form(s) of payment:

☐	1.	Cash
☐	2.	Certified or bank check payable to TA Indigo Holding Corporation
☐	3.	Other (as described in the Agreement (please describe))

In connection with my exercise of the option as set forth above, I hereby represent and warrant to TA Indigo Holding Corporation as follows:

(i)           I am purchasing the option shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)           I have had such an opportunity as I have deemed adequate to obtain from TA Indigo Holding Corporation such information as is necessary to permit me to evaluate the merits and risks of my investment in TA Indigo Holding Corporation and have consulted with my own advisers with respect to my investment in TA Indigo Holding Corporation.

(iii)           I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the option shares and to make an informed investment decision with respect to such purchase.

(iv)           I can afford a complete loss of the value of the option shares and am able to bear the economic risk of holding such option shares for an indefinite period of time.

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(v)           I understand that the option shares may not be registered under the Securities Act of 1933 (it being understood that the option shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof).  I further acknowledge that certificates representing option shares will bear restrictive legends reflecting the foregoing.

Sincerely yours,

Name:

Address:

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Restricted Stock Agreement
under the TA Indigo Holding Corporation
2007 Stock Option and Grant Plan

Name of Optionee:		(the “Optionee”)

No. of Option Shares:		Shares of Common Stock

Grant Date:		(the “Grant Date”)

Expiration Date:		(the “Expiration Date”)

Option Exercise Price/Share:	$	(the “Option Exercise Price”)

Pursuant to the TA Indigo Holding Corporation 2007 Stock Option and Grant Plan (the “Plan”), TA Indigo Holding Corporation, a Delaware corporation (together with its successors, the “Company”), hereby grants, sells and issues to the individual named above, who is an officer, employee, director or other key person (including prospective employees, but conditioned on their employment, and consultants) of the Company or any of its Subsidiaries, the Shares (as defined below) at the Per Share Purchase Price, which represents the Fair Market Value per share on the Grant Date, subject to the terms and conditions set forth herein and in the Plan.  The Grantee agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company’s agreement to issue and sell the Shares to him or her.  The Company hereby acknowledges receipt of $[_______] in full payment for the Shares.  All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the date hereof.

1.            Definitions.  For the purposes of this Agreement, the following terms shall have the following respective meanings.  All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Grantee or any Permitted Transferee, or (ii) the Grantee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Grantee’s or the Permitted Transferee’s assets, which involuntary petition or assignment or attachment is not discharged within sixty (60) days after its date, and (iii) the Grantee or any Permitted Transferee being subject to a transfer of Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Cause” means, in the absence of any employment or similar agreement between a Grantee and the Company or any Subsidiary otherwise defining Cause, dismissal by the Company of the Grantee as a result of (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or any Subsidiary (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of fraud, intentional misrepresentation, moral turpitude, illegality or harassment; (iii) unauthorized use or disclosure by an Grantee of any proprietary information or trade secrets of the Company or any other party to whom the Grantee owes an obligation of nondisclosure as a result of his or her relationship with the Company; (iv) the repeated failure by the Grantee to follow the directives of the chief executive officer or president of the Company or any Subsidiary, the Board, or the board of directors or managers of any Subsidiary; or (v) any material misconduct, violation of the Company’s or any Subsidiary’s policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or any Subsidiary.  In the event there is an employment or similar agreement between a Grantee and the Company or any Subsidiary otherwise defining Cause, “Cause” shall have the meaning provided in such agreement.

“Common Stock” shall mean the Company’s Common Stock, par value $0.001 per share, together with any shares into which Common Stock may be converted or exchanged, as provided above and herein.

“Permitted Transferees” shall mean any of the following to whom the Grantee may transfer Shares hereunder (as set forth in Section 4):  the Grantee’s spouse, children (natural or adopted), stepchildren, a trust for their sole benefit of which the Grantee is the settlor; provided, however, that any such trust does not require or permit distribution of any Shares during the term of this Agreement unless subject to its terms, or a partnership in which such family members are the only partners.  Upon the death of the Grantee (or a Permitted Transferee to whom shares have been transferred hereunder), the term Permitted Transferees shall also include such deceased Grantee’s (or such deceased Permitted Transferee’s) estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Shares” shall initially mean all of the Shares being purchased by the Grantee on the date hereof, provided that on each of the dates listed below, the respective number of Shares indicated below shall become Vested Shares if Grantee remains an employee on each such date.

Vesting Date	Percentage of Shares Becoming Vested

June 30, 2008	25%
Beginning July 31, 2008 and in 42 equal monthly installments thereafter	1.78%

December 31, 2011	100%

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In the event that the remainder of the Restricted Shares listed above which is then unvested are assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event and within 6 months following a Sale Event the Company and its Subsidiaries or successor entity terminates the employment of the Grantee without Cause, then, as of the date upon which the Grantee’s employment with the Company terminates, such number of Restricted Shares that would have been vested under the vesting schedule set forth above had the Grantee’s employment terminated one year after such termination date shall vest and be deemed Vested Shares.

[For senior executives only:] [If, within twelve months following a Sale Event, the Company, its Subsidiaries or its successor entity, as the case may be, terminates the employment of the Grantee without Cause or materially diminishes the Grantee’s duties, then, as of the date upon which the Grantee’s employment with the Company terminates, or such earlier date of diminution of duties, all Restricted Shares remaining unvested shall vest and be deemed Vested Shares; provided, however, that if such Restricted Shares do not constitute an Assumed Award, a Substituted Award or a Converted Award in such Sale Event, then immediately prior to such Sale Event, one-half of such Restricted Shares shall vest and be deemed Vested Shares.]

“Sale Event” shall mean and include any of the following: (a) consummation of a merger or consolidation of the Company with or into any other corporation or other entity in which holders of the Company’s voting securities immediately prior to such merger or consolidation will not, directly or indirectly, continue to hold at least a majority of the outstanding voting securities of the Company; (b) a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company’s and its Subsidiaries’ assets on a consolidated basis to an unrelated person or entity; or (c) the sale, exchange or transfer by the Company’s stockholders of voting control, in a single transaction or series of related transactions, other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the voting securities outstanding increases the proportionate voting power represented by the voting securities owned by any such person or group of persons to fifty percent (50%) or more of the combined voting power of such voting securities.

“Shares” shall mean the number of shares of Common Stock being purchased by the Grantee on the date hereof and any additional shares of Common Stock or other securities received in respect of the Shares, as a dividend on, or otherwise on account of, the Shares.

“Termination Event” shall mean (i) the voluntary termination by the Grantee of his or her employment with the Company and its subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement or discharge or resignation for any reason, and (ii) termination of the Grantee’s employment with the Company and its subsidiaries for Cause.  For purposes hereof, the Committee’s determination of the reason for termination of the Grantee’s employment shall be conclusive and binding on the Grantee and the Grantee’s representatives or legatees.  Upon a Termination Event, the Grantee shall cease to vest in any Restricted Shares.

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“Vested Shares” shall mean all Shares which are not Restricted Shares.

2.            Purchase and Sale of Shares; Investment Representations.

(a)           Purchase and Sale.  On the date hereof, the Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth above for the Per Share Purchase Price.

(b)           Investment Representations.  In connection with the purchase and sale of the Shares contemplated by Section 2(a) above, the Grantee hereby represents and warrants to the Company as follows:

(i)          The Grantee is purchasing the Shares for the Grantee’s own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)          The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee’s investment in the Company and has consulted with the Grantee’s own advisers with respect to the Grantee’s investment in the Company.

(iii)          The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv)          The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(v)          The Grantee understands that the Shares are not registered under the Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof).  The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing.

3.            Repurchase Right.

(a)           Repurchase.  Upon the occurrence of a Termination Event or the Bankruptcy of the Grantee, the Company or its assigns shall have the right and option to repurchase all or any portion of the Shares held by the Grantee or any Permitted Transferee as of the date of such Termination Event or Bankruptcy.  In addition, upon the Bankruptcy of any of the Grantee’s Permitted Transferees, the Company or its assigns shall have the right and option to repurchase all or any portion of the Shares held by such Permitted Transferee as of the date of such Bankruptcy.  The purchase and sale arrangements contemplated by the preceding sentences of this Section 3(a) are referred to herein as the “Repurchase.”

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(b)           Repurchase Price.  The per share purchase price of the Shares subject to the Repurchase (the “Repurchase Price”) shall be, subject to adjustment as provided above (i) in the case of Shares which are Vested Shares as of the date of the event giving rise to the Repurchase, the Fair Market Value of such Vested Shares, as of the date the Board elects to exercise its Repurchase right, as determined by the Board in good faith, and (ii) in the case of Restricted Shares, the Per Share Purchase Price. The Repurchase right with respect to Vested Shares shall terminate in accordance with Section 10(b).  [For senior executives only:] [; provided, however, that if the Grantee or Permitted Transferee, as applicable, disagrees with the Board’s determination of Fair Market Value, the Board shall select and retain an independent appraiser (reasonably acceptable to the Grantee or Permitted Transferee, as applicable) to determine the Fair Market Value, acting reasonably and in good faith, at the Company’s expense; provided, further, however, that if the appraiser determines that Fair Market Value is less than 105% of the amount determined by the Board, the challenging Grantee or Permitted Transferee, as applicable, shall pay the fees and expenses of such appraiser.  The determination of Fair Market Value by the appraiser shall be binding and conclusive on the Company and such Grantee or Permitted Transferee, as applicable.]

(c)           Closing Procedure.  The Company or its assigns shall effect the Repurchase (if so elected) by delivering or mailing to the Grantee (and/or, if applicable, any Permitted Transferees) written notice within six (6) months after the Termination Event or Bankruptcy, specifying a date within such six-month period in which the Repurchase shall be effected.  Upon such notification, the Grantee and any Permitted Transferees shall promptly surrender to the Company any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees.  Upon the Company’s or its assignee’s receipt of the certificates from the Grantee or any Permitted Transferees, the Company or its assignee or assignees shall deliver to him, her or them a check for the Repurchase Price of the Shares being purchased, provided, however, that the Company may pay the Repurchase Price for such shares by offsetting and canceling any indebtedness then owed by the Grantee to the Company.  At such time, the Grantee and/or any holder of the Shares shall deliver to the Company the certificate or certificates representing the Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances.  The Repurchase right specified herein shall survive and remain in effect as to Restricted Shares following and notwithstanding any public offering by or merger or other transaction involving the Company and certificates representing such Restricted Shares shall bear legends to such effect, subject to Section 10(b) below.

4.            Restrictions on Transfer of Shares.  None of the Shares now owned or hereafter acquired shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Act), and such disposition is in accordance with the terms and conditions of this Section 4 and such disposition does not cause the Company to become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In connection with any transfer of Shares, the Company may require the transferor to provide at the Grantee’s own expense an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act).  Any attempted disposition of Shares not in accordance with the terms and conditions of this Section 4 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Shares.  Subject to the foregoing general provisions, Shares may be transferred pursuant to the following specific terms and conditions:

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(a)           Transfers to Permitted Transferees.  The Grantee (but not any transferee thereof) may sell, assign, transfer or give away any or all of the Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement (including, without limitation, the provisions of Section 3 and this Section 4) and shall have delivered a written acknowledgment to that effect to the Company.

(b)           Transfers Upon Death.  Upon the death of the Grantee, all Shares shall be subject to the Repurchase and all Vested Shares shall be and remain subject to Section 4(c), if applicable, and the Grantee’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated hereby.

(c)           Other Transfers; Notice; Right of First Refusal.  In the event that the Grantee (or any Permitted Transferee holding Shares subject to this Section 4(c)) desires to sell or otherwise transfer all or any part of the Vested Shares (but in no event Restricted Shares, which shall not be sold or transferred except as contemplated by Section 3(a), 3(c) or 4(a) or (b)), the Grantee (or Permitted Transferee) first shall give written notice to the Company of the Grantee’s (or Permitted Transferee’s) intention to make such transfer.  Such notice shall state the number of Vested Shares which the Grantee (or Permitted Transferee) proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee.  At any time within ten (10) days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice.  The Company or its assigns shall exercise this right by mailing or delivering written notice to the Grantee (or Permitted Transferee) within the foregoing 10-day period.  If the Company or its assigns elect to exercise its purchase rights under this Section 4(c), the closing for such purchase shall, in any event, take place within forty-five (45) days after the receipt by the Company of the initial notice from the Grantee (or Permitted Transferee).  In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Grantee (or Permitted Transferee) may, within sixty (60) days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Grantee’s (or Permitted Transferee’s) notice.  Any Shares purchased by such proposed transferee shall no longer be subject to the terms of this Agreement.  Any Shares not sold to the proposed transferee shall remain subject to this Agreement.  Notwithstanding the foregoing, the restrictions under this Section 4(c) shall terminate in accordance with Section 10(b).

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5.            Drag Along Right.  In the event the TA Investors and the Rho Investors (as such terms are defined in the Stockholders Agreement) (the “Majority Shareholders”) approve a Sale Event in writing, then the Grantee, including any of his or her successors as contemplated herein, shall be obligated to and shall upon the written request of a Majority Shareholders:  (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the third party buyer (the “Buyer”), his or her Shares on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 5.  The obligations under this Section 5 shall terminate in accordance with Section 10(b).

6.            Legend.  Any certificate(s) representing the Shares shall carry substantially the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in a certain Restricted Stock Agreement dated ____________ __, ____ between the Company and the holder of this certificate (a copy of which is available at the offices of the Company for examination).”

“The shares represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state.  The shares may not be sold or transferred in the absence of such registration or an exemption from registration.”

7.            Escrow Arrangement.

(a)           Escrow.  In order to carry out the provisions of Sections 3, 4 and 5 of this Agreement more effectively, the Company shall hold the Shares in escrow together with separate stock powers executed by the Grantee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Shares, execute a like stock power as to such Shares.  The Company shall not dispose of the Shares except as otherwise provided in this Agreement.  In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Grantee and any Permitted Transferee, as the Grantee’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof.  At such time as any Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Grantee, deliver to the Grantee (or the relevant Permitted Transferee) a certificate representing such Shares with the balance of the Shares (if any) to be held in escrow pursuant to this Section 7.

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(b)           Remedy.  Without limitation of any other provision of this Agreement or other rights, in the event that the Grantee, any Permitted Transferees or any other person or entity is required to sell the Grantee’s Shares pursuant to the provisions of Section 3, 4 and 5 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for the Grantee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Grantee as provided above.  Upon any such deposit and/or offset by the designated purchaser of such amount and upon notice to the person or entity who was required to sell the Shares to be sold pursuant to the provisions of Section 3, 4 and 5, such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

8.            Withholding Taxes.  The Grantee acknowledges and agrees that the Company or any of its Subsidiaries have the right to deduct from payments of any kind otherwise due to the Grantee, or from the Shares held pursuant to Section 7 hereof, the minimum federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Grantee.  In furtherance of the foregoing the Grantee agrees to elect, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, and to pay to the Company all withholding taxes shown as due on his or her Section 83(b) election form, or otherwise ultimately determined to be due with respect to such election, based on the excess, if any, of the Fair Market Value of such Shares as of the date of the purchase of such Shares by the Grantee over the purchase price for such Shares.

9.            Assignment.  At the discretion of the Board, the Company shall have the right to assign the right to exercise its rights with respect to the Repurchase or pursuant to Section 4(c) to any Person or Persons, in whole or in part in any particular instance, upon the same terms and conditions applicable to the exercise thereof by the Company, and such assignee or assignees of the Company shall then take and hold any Shares so acquired subject to such terms as may be specified by the Company in connection with any such assignment.

10.           Miscellaneous Provisions.

(a)           Lockup provision.  The Grantee and each Permitted Transferee shall agree, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any securities of the Company (including, without limitation pursuant to Rule 144 under the Act (or any successor or similar exemptive rule hereafter in effect)) held by them for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s Initial Public Offering or 90 days in the case of any other public offering.

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(b)           Termination.  The Company’s Repurchase right with respect to Vested Shares under Section 3, the restrictions on transfer of Vested Shares under Section 4(c) and the Grantee’s Drag Along obligations under Section 5 shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or successor entity) of the same class as the Shares are registered under Section 12 of the Exchange Act and publicly traded on NASDAQ/NMS or any national security exchange; provided, however, that all other provisions shall remain in effect following the same until all of the Shares have become Vested Shares.

(c)           Record Owner; Dividends.  The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights.  The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(d)           Equitable Relief.  The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(e)           Change and Modifications.  This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

(f)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(g)           Headings.  The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(h)           Saving Clause.  If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(i)           Notices.  All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid.  Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.  Notices to any holder of the Shares other than the Grantee shall be addressed to the address furnished by such holder to the Company.

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(j)           Benefit and Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives.  Without limitation of the foregoing, upon any stock-for-stock merger in which the Company is not the surviving entity, shares of the Company’s successor issued in respect of the Shares shall remain subject to vesting and the Repurchase right of first refusal hereunder.  The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(k)           Dispute Resolution.  Except as provided below, all disputes, claims, or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance hereof or the transactions contemplated hereby, that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before J.A.M.S./Endispute, Inc. or its successor.  The parties understand and agree that this arbitration provision shall apply equally to claims of fraud or fraud in the inducement.  The arbitration shall be held in New York City, New York before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by J.A.M.S./Endispute, Inc. unless specifically modified herein.

The parties covenant and agree that the arbitration shall commence within one hundred twenty (120) days of the date on which a written demand for arbitration is filed by any party hereto.  In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than fourteen (14) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration, a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert, and a summary of the expert’s opinions and the basis for said opinions.  The arbitrator’s decision and award shall be made and delivered within sixty (60) days of the conclusion of the arbitration.  The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein.  The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding.  Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award.  This Section applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.  The provisions of this Section shall be enforceable in any court of competent jurisdiction.

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Subject to the second sentence of the immediately preceding paragraph, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration.  The parties will share equally in the fees and expenses charged by J.A.M.S./Endispute, Inc.

Each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of J.A.M.S./Endispute, Inc. to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the courts of New York for the purposes of enforcing the arbitration provisions of this Section.  Each party further irrevocably waives any objection to proceeding before J.A.M.S./Endispute, Inc. based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before J.A.M.S./Endispute, Inc. has been brought in an inconvenient forum.  Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given.  Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

(l)           Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company and the Grantee have executed this Restricted Stock Agreement as of the date first above written.

COMPANY

TA INDIGO HOLDING CORPORATION

By:
Name:
Title:

GRANTEE:

Name:

Address:

[SPOUSE’S CONSENT1
I acknowledge that I have read the
foregoing Restricted Stock Option Agreement
and understand the contents thereof.

____________________________________]

__________________________
1 A spouse’s consent is required only if the Optionee’s state of residence is one of the following community property states:  Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin (check WI statute).

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